SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Internet America, Inc.
(Name of Registrant as Specified in its Charter)

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Internet America, Inc.
10930 W. Sam Houston Pkwy., N., Suite 200
Houston, Texas 77064
(214) 861-2500

December 4, 2006

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Internet America, Inc., a Texas corporation, to be held at 10:00 a.m., local time, on Friday, January 5, 2007, at the Internet America offices located at 10930 W. Sam Houston Pkwy., N., Suite 200, Houston, Texas, 77064. All shareholders of record as of November 20, 2006, are entitled to vote at the meeting. I urge you to be present in person or represented by proxy at the meeting.

The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the meeting, which includes the election of directors and ratification of the selection of auditors. We have also enclosed a copy of our Annual Report for the fiscal year ended June 30, 2006.

Internet America’s Board of Directors believes that a favorable vote on each of the matters to be considered at the meeting is in the best interests of Internet America and its shareholders and unanimously recommends a vote “FOR” each such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed proxy promptly.

Officers of Internet America will be present to help host the meeting and to respond to any questions that our shareholders may have. I hope that you will be able to attend. Even if you expect to attend the meeting, please complete, sign, date and return your proxy in the enclosed envelope without delay. If you attend the meeting, you may vote in person even if you have previously mailed your proxy.

On behalf of your Board of Directors, thank you for your support.

Sincerely,

/s/ William E. (Billy) Ladin, Jr.
WILLIAM E. (BILLY) LADIN, JR. Chairman of the Board and Chief Executive Officer

Internet America, Inc.
10930 W. Sam Houston Pkwy., N., Suite 200
Houston, Texas 77064
(214) 861-2500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held January 5, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Internet America, Inc. (“Internet America”) will be held at 10:00 a.m., local time, on January 5, 2007, at the Internet America offices located at 10930 W. Sam Houston Pkwy., N., Suite 200, Houston, Texas 77064, for the purpose of considering and acting upon:

(1) the election of two Class I members of the Board of Directors;

(2) the ratification of the selection of UHY, LLP to audit its fiscal year 2007 financial statements; and

(3) such other matters as may properly come before the Meeting or any adjournments thereof.

The close of business on November 20, 2006 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least ten business days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open for examination by any shareholder during ordinary business hours at the offices of Internet America at 10930 W. Sam Houston Pkwy., N., Suite 200, Houston, Texas 77064. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

By Order Of The Board Of Directors

/s/ JENNIFER S. LEBLANC
JENNIFER S. LEBLANC Secretary
Houston, Texas
December 4, 2006

Internet America, Inc.
10930 W. Sam Houston Pkwy., N., Suite 200
Houston, Texas 77064
(214) 861-2500

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held January 5, 2007

This Proxy Statement is being first mailed on or about December 4, 2006, to shareholders of Internet America, Inc., a Texas corporation (the “Company”), by the Board of Directors to solicit proxies (the “Proxies”) for use at the Annual Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., local time, on January 5, 2007 at the Company offices located at 10930 W. Sam Houston Pkwy., N., Suite 200, Houston, Texas 77064, or at such other time and place to which the Meeting may be adjourned.

The purpose of the Meeting is to consider and act upon: (1) the election of two Class I directors; (2) the ratification of the selection of UHY, LLP to audit its fiscal year 2007 financial statements; and (3) such other matters as may properly come before the Meeting or any adjournments thereof.

All shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted: (1) FOR the election of the persons named herein under “Election of Director” as nominee for election as a director; (2) FOR the ratification of the selection of UHY, LLP; and (3) at the discretion of the Proxy holder with regard to any other matter that may properly come before the Meeting or any adjournments thereof.

Where a shareholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly. The Proxy may be revoked by providing written notice of such revocation to our stock transfer agent, American Stock Transfer and Trust Company, 59 Maiden Lane, Plaza Level, New York, New York, 10038, which notice must be received prior to the Meeting. If notice of revocation is not received by such date, a shareholder may nevertheless revoke a Proxy by attending the Meeting and voting in person; however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a Proxy issued in your name.

RECORD DATE AND VOTING SECURITIES

The record date for determining the shareholders entitled to vote at the Meeting is the close of business on November 20, 2006 (the “Record Date”), at which time we had issued and outstanding 12,508,914 shares of common stock, par value $.01 per share (the “Common Stock”). Common Stock is our only class of outstanding voting securities. Each share of Common Stock is entitled to one vote on each matter to be voted at the Meeting.

QUORUM AND VOTING

The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business at the Meeting. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum. A holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in such holder’s name.

In order to be elected a director, a nominee must receive the affirmative vote of a plurality of the shares of Common Stock voted in person or by proxy at the Meeting. Votes may be cast in favor of or withheld with respect to a director nominee. Votes that are withheld will be counted toward a quorum but will not be counted for purposes of the election of directors.

There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this Proxy Statement, nor may shareholders cumulate votes in the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS

The following table sets forth information as of October 27, 2006, regarding the beneficial ownership of Common Stock of (1) each person or group known by us to own beneficially 5% or more of the outstanding shares of Common Stock, (2) each director, nominee for director and our Chief Executive Officer and up to four other most highly compensated executive officers who earned more than $100,000 during the 2006 fiscal year (the “Named Executive Officers”) and (3) all executive officers and directors as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them, and the address for each is the corporate offices of the Company.

Title of Class	Name and Address of Beneficial Owner/ Positions	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	William E. (Billy) Ladin, Jr. Chairman of the Board, Chief Executive Officer and Director	835,254 (1)	6.6%

Common Stock	Ambassador John N. Palmer Director	888,378 (2)	7.1%

Common Stock	Justin McClure Director	354,858 (3)	2.8%

Common Stock	Troy LeMaile-Stovall Director	33,658 (4)	*

Common Stock	Glen Blackmon President and Chief Operating Officer	50,000	*

Common Stock	J.N. Palmer Family Partnership (5) PO Box 3747 Jackson, MS 39207	776,667	6.2%

Common Stock	All directors and executive officers as a group (six persons)	1,930,148 (6)	15.3%
_________
*	Less than one percent.

(1)	Includes options to purchase 22,500 shares of Common Stock granted to Mr. Ladin which are exercisable through January 2010.

(2)
Includes options to purchase 6,536 shares of Common Stock granted to Ambassador Palmer which are exercisable through February 2010. Includes 776,667 shares held by J.N. Palmer Family Partnership, a limited partnership in which Ambassador Palmer owns a 40% limited partnership interest, 76,667 shares owned by GulfSouth Capital, Inc., a private investment firm in which Ambassador Palmer serves as Chairman. Ambassador Palmer disclaims beneficial ownership of 466,000 of the shares owned by the J.N. Palmer Family Partnership and those of GulfSouth Capital, Inc.

(3)
Includes options to purchase 28,658 shares of Common Stock granted to Mr. McClure which are exercisable at various dates through February 2010. 155,333 shares representing the proportionate interest in shares held by J.N. Palmer Family Partnership, in which Mr. McClure’s spouse has a 20% limited partner interest, 44,400 shares owned by Mr. McClure’s children and 76,667 shares owned by GulfSouth Capital, Inc., in which Mr. McClure serves as an officer. Mr. McClure disclaims beneficial ownership of the shares owned by his spouse, his children and GulfSouth Capital, Inc.

(4)	Includes options to purchase 28,658 shares of Common Stock that are exercisable at various dates through February 2010.

(5)
Information reported about the J. N. Palmer Family Partnership is derived from a Schedule 13D filed on or about April 12, 2004 and company records. As stated above, Ambassador Palmer owns a 40% limited partner interest in the partnership and Mr. McClure’s spouse owns a 20% limited partner interest in the partnership.

(6)
Includes (i) options to purchase 86,352 shares of Common Stock that are exercisable at various dates through February 2010, (ii) 776,667 shares held by J.N. Palmer Family Partnership, of which Ambassador Palmer disclaims beneficial ownership of 466,000 shares and Mr. McClure disclaims beneficial ownership of 155,333 shares, (iii) 76,667 shares owned by GulfSouth Capital, Inc., of which Messrs. Palmer and McClure disclaim beneficial ownership and (iv) 44,400 shares owned by Mr. McClure’s children and of which Mr. McClure disclaims ownership.

Equity Compensation Plan Information

The following table sets forth information as of June 30, 2006 concerning shares of Common Stock that are authorized for issuance under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders(1)	226,475	$2.37	2,058,588

Equity compensation plans not approved by security holders(2)	36,826	$1.67	0

Total	263,301	$2.37	2,058,588
_________
(1)
Consists of the Internet America 1998 Nonqualified Stock Option Plan, the 1996 Incentive Stock Option Plan, the Employee and Consultant Stock Option Plan adopted in connection with the Company’s acquisition of PDQ.Net, Inc. in 1999 and the 2004 Non-Employee Director Plan.

(2)
Includes nonqualified stock option agreements to purchase 181,626 shares entered into with certain current and former employees and directors. These nonqualified stock option agreements provide for annual vesting in four equal parts and a ten-year expiration date.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board of Directors is divided into three classes of two directors serving staggered three-year terms. The directors in each class hold their positions until the annual meeting of shareholders at which the terms of such directors expire and their respective successors are elected and qualified. Our Bylaws provide that the Board of Directors shall consist of at least one director. The term of office of the directors in Class I will expire at this Meeting, the term of office of the directors in Class II will expire at the annual meeting for 2007 and the term of office of the director in Class III will expire at the annual meeting for 2008. There are currently two vacancies on the Board of Directors which will continue until replacements are elected in accordance with our Bylaws. Proxies cannot be voted for more than the number of nominees.

In connection with our acquisition of PDQ.Net in November 1999, the Company agreed to use its reasonable best efforts to elect Mr. Ladin to the Board of Directors for so long as Mr. Ladin and Ambassador Palmer collectively own more than 5% of the Company’s outstanding Common Stock.

The Board of Directors has approved the submission to the shareholders of William E. (Billy) Ladin, Jr. and Ambassador John N. Palmer as nominee to serve a three-year term as director expiring at the annual meeting for 2009, or until their respective successors are elected and qualified. Mr. Ladin has served as director since January 2000 and Ambassador Palmer has served as director since February 2005. It is intended that the shares represented by Proxies will be voted for the election of each of these nominees, both of whom have indicated their willingness to serve as a member of the Board of Directors if elected. However, if at the time of the Meeting, either of the nominees should be unwilling or unable to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute, as the Board of Directors recommends. The Board of Directors has no reason to believe that either nominee will be unwilling or unable to serve as a director. The Board of Directors unanimously recommends that shareholders vote “FOR” the election of Mr. Ladin and Ambassador Palmer.

Directors and Executive Officers

The following sets forth information about the nominee for election at the Meeting and each of the directors whose term of office will continue after the Meeting:

NAME	AGE	POSITION	CURRENT TERM EXPIRING

Ambassador John N. Palmer (1)	72	Director	2009 (Class I)

William E. (Billy) Ladin, Jr. (1)	65	Chairman of the Board	2009 (Class I)

Justin McClure (2)	42	Director	2007 (Class II)

Troy LeMaile-Stovall (2)	42	Director	2008 (Class III)
________
(1)	Nominee for a three-year term ending in 2009.

(2)	Member of the Audit Committee.

William E. (Billy) Ladin, Jr. Mr. Ladin became CEO and Chairman of the Board of Directors in September 2003 after serving as Vice Chairman and as a director of the Company since January 2000. He joined the Company in connection with its acquisition of PDQ.Net, a Houston-based Internet service provider that Mr. Ladin formed in 1997. Mr. Ladin served as Chief Executive Officer of PDQ.Net until its acquisition by the Company.

Justin McClure. Mr. McClure became a director in April 2004. Mr. McClure currently serves as President of GulfSouth Capital, Inc., a Jackson, Mississippi based private investment firm which he joined in 1999. Additionally, Mr. McClure serves as Chairman and Chief Executive Officer of TelNet, Ltd., a telecommunications holding company based in Hamilton, Bermuda. Prior to joining GulfSouth Capital, Inc., Mr. McClure practiced telecommunications law with the Washington, DC firm of Lukas, Nace, Gutierrez and Sachs with an emphasis on wireless telecommunications. Mr. McClure is the son-in-law of Ambassador Palmer.

Troy LeMaile-Stovall. Mr. Stovall became a director in April 2004. Mr. Stovall has served as Senior Vice President, Finance & Operations for Jackson State University (JSU) in Jackson, Mississippi since July 2004. In addition, Mr. Stovall serves as Treasurer of the JSU Development Foundation. Prior to joining JSU, Mr. Stovall founded LeMaile Stovall LLC, a management consulting/advisory/interim senior management firm in 2001. Prior to 2001, Mr. Stovall was Chief Executive Officer of GulfSouth Capital, Inc., a Jackson, Mississippi based private investment firm.

Ambassador John N. Palmer. Ambassador Palmer became a director in February 2005. Ambassador Palmer currently serves as Chairman of GulfSouth Capital, Inc., a Jackson Mississippi based private investment firm which he founded in 1999. In October 2001, Ambassador Palmer was confirmed by the U.S. Senate as the Ambassador to Portugal. His term ended in September 2004. Prior to that, he served as Chairman of SkyTel from 1989 until 1999. Ambassador Palmer is Mr. McClure’s father-in law.

The following table sets forth information as to all executive officers of the Company.

NAME	AGE	POSITION

William E. (Billy) Ladin, Jr.	65	Chairman of the Board and Chief Executive Officer

Glen Blackmon	51	President and Chief Operating Officer

Jennifer S. LeBlanc	33	Chief Financial and Accounting Officer and Secretary

William E. (Billy) Ladin, Jr. Please see above for biographical information for Mr. Ladin.

Glen Blackmon. Mr. Blackmon joined the Company as president and Chief Operating Officer in October 2005. Immediately prior to joining, he had been chairman and chief financial officer of AcademicPlanet, Inc., a Houston-based Internet service provider. He previously served as executive vice president, chief information officer and chief financial officer of Silicon Valley Bank in Santa Clara, California from 1993 to 1996 and as president of both First Interstate Management Services, Inc. (1988 to 1990) in Milwaukee, Wisconsin and First Interstate Systems, Inc. (1990 to 1993) in Des Moines, Iowa. The latter two companies provided data and item processing services to commercial banks.

Jennifer S. LeBlanc. Ms. LeBlanc joined the Company in January 2006 as Chief Financial and Accounting Officer and Secretary. Prior to joining the Company, Ms. LeBlanc was engaged as an independent consultant since August 16, 2004, providing professional services related primarily to acquisition and disposition due diligence and systems restructuring for various companies. Prior to that, from September 15, 2001 to August 15, 2004, she served as a senior manager providing audit and assurance services for PKF Texas, a certified public accounting firm. During 2000 and 2001, Ms. LeBlanc was an audit manager for PriceWaterhouseCoopers in San Jose, California, providing services to clients in their technology divisions. Ms. LeBlanc is a licensed Certified Public Accountant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. LADIN AND AMBASSADOR PALMER TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF UHY, LLP

The Audit Committee of our Board dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm effective July 7, 2006, and on the same day engaged the firm of UHY, LLP (“UHY”) as our new independent principal auditors. The Audit Committee approved the engagement of UHY as the Company’s independent accounting firm for the fiscal year ending June 30, 2007. The Board recommends a vote FOR ratification of that selection.

CORPORATE GOVERNANCE

Code of Ethics

The Company has adopted a general code of ethics that applies to all employees, including the Company’s Chief Executive Officer and senior financial officers. The text of the code of ethics is posted on the Company’s website at http://www.internetamerica.com.

Meetings and Committees of the Board of Directors

Our business is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis to review significant developments affecting us and to act on matters requiring approval of the Board of Directors. It also holds special meetings when an important matter requires attention or action by the Board of Directors between scheduled meetings. During fiscal 2006, the Board of Directors met 5 times and acted by unanimous written consent 2 times. During fiscal 2006, each member of the Board of Directors participated in greater than 75% of the Board meetings and applicable committee meetings held during the period for which he was a director. The Board of Directors has a standing Audit Committee. The Board does not have a standing compensation, nominating or governance committee.

Shareholder Communications with the Company’s Board of Directors. Any shareholder wishing to send written communications to the Company’s Board of Directors may do so by sending them in care of Jennifer S. LeBlanc, Corporate Secretary, at the Company’s principal executive offices. All such communications will be forwarded to the intended recipient(s).

The Company’s Board of Directors is strongly encouraged to attend the Company’s annual meeting of shareholders. All of the current members of the Board of Directors attended the annual meeting held December 6, 2005.

Audit Committee. The Company has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee provides advice and direction to management and the independent registered public accounting firm based on information it receives from them, discussions with them, and the general business, financial and accounting experience of each committee member.

Among other matters, the Audit Committee reviews the professional services and independence of our independent registered public accounting firm, as well as the adequacy of our accounting procedures and internal controls. The Audit Committee is responsible for hiring the firm selected to be our independent registered public accounting firm, and for approving the fees paid to and monitoring the performance of such firm. The Audit Committee also reviews the results and scope of the annual audit; reviews with management the status of internal accounting controls; evaluates any problem areas having a potential financial impact on us that may be brought to its attention by management, the independent registered public accounting firm or the Board of Directors; and evaluates all of our public financial reporting documents. The Audit Committee pre-approves all auditing services and non-audit services performed by the independent registered public accounting firm in accordance with the requirements of the Exchange Act.

The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A. Beginning in April 2004, Messrs. McClure and Stovall were elected to the Audit Committee. Messrs. McClure and Stovall are independent, as defined by Rule 4200(a)(15) of the NASD’s listing standards. Due to the Board of Directors’ small size at this point in time, the Audit Committee does not have a financial expert as defined in Item 401(h)(2) of Regulation S-K under the Exchange Act. We are currently seeking qualified candidates to serve on the Board of Directors and the Audit Committee, and we intend to elect an audit committee financial expert in the future. During fiscal 2006, the Audit Committee met 4 times and did not act by unanimous written consent.

Compensation Committee. The Company does not maintain a standing Compensation Committee. Due to the Board of Directors’ small size at this point in time, the Board of Directors has not established a separate compensation committee. All members of the Board of Directors (with the exception of any member about whom a particular compensation decision is being made) participate in the compensation award process. During fiscal 2006, each person who was a member of the Board of Directors participated in deliberations concerning executive officer compensation.

Nominations to the Board of Directors. The Company does not maintain a standing Nominating Committee and does not have a Nominating Committee charter. Due to the Board of Directors’ small size at this point in time, the Board of Directors has not established a separate nominating committee and feels that all directors should have input into nomination decisions. As such, all members of the Board of Directors generally participate in the director nomination process. Under the rules promulgated by the SEC, the Board of Directors is, therefore, treated as a “nominating committee” for the purpose of the disclosures in this section of this Proxy Statement.

Messrs. McClure, Palmer and Stovall are independent, as defined by Rule 4200(a)(15) of the NASD’s listing standards. Mr. Ladin is not independent because he is currently employed by the Company as its Chief Executive Officer.

The Board of Directors will consider qualified nominees recommended by shareholders. Shareholders desiring to make such recommendations should submit such recommendations to the Corporate Secretary, c/o Internet America, Inc., 10930 W. Sam Houston Pkwy., N., Suite 200, Houston, Texas, 77064. The Board of Directors will evaluate candidates properly proposed by shareholders in the same manner as all other candidates.

With respect to the nominations process, the Board of Directors does not operate under a written charter, but under resolutions adopted by the Board of Directors. The Board of Directors is responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations for nominations to fill vacancies on the Board of Directors, and for selecting the nominees for selection by the Company’s shareholders at each annual meeting. The Board of Directors has not established specific minimum age, education, experience or skill requirements for potential directors. The Board of Directors takes into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals as director nominees. Those factors may include, without limitation, the following:

•
an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•	the size and composition of the Board of Directors and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

•
regarding any individual who has served as a director of the Company, his or her past preparation for, attendance at, and participation in meetings and other activities of the Board of Directors or its committees and his or her overall contributions to the Board of Directors and the Company.

The Board of Directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board of Directors. The Board of Directors will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Board of Directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend that a candidate be nominated to the Board of Directors. We strongly encourage and, from time to time actively survey, our shareholders to recommend potential director candidates.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the Company’s most recent audited financial statements with management, has discussed with UHY, our independent registered public accounting firm, the matters required to be discussed by SAS 61, as modified or supplemented, has received the written disclosures and letter from UHY required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with UHY its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 for filing with the Securities and Exchange Commission (“SEC”).

The Audit Committee is comprised of Messrs. McClure and Stovall, each of whom is independent, as defined by Rule 4200(a)(15) of the NASD’s listing standards.

Submitted by the Audit Committee:
Justin McClure
Troy LeMaile-Stovall

Compensation of Directors

Directors who are not also our employees receive (i) an annual retainer of $12,000, payable quarterly in advance, (ii) $750 for each Board of Directors meeting attended in person or $250 for each Board of Directors meeting attended by telephone, (iii) $250 for each committee meeting attended and (iv) options issued annually. All of our directors are reimbursed for travel, lodging and other out-of-pocket expenses in connection with their attendance at Board of Directors and committee meetings. Non-employee directors also are eligible to participate in the Company’s health insurance plan, with the Company paying a portion of the premium. Under the 2004 Non-Employee Director Plan, on the first business day (the “Award Date”) following a non-employee director’s anniversary of election to the Board of Directors, such director will receive an option to purchase a number of shares of Common Stock equal to the lesser of (i) $20,000 divided by the per share fair market value of the Common Stock on the award date or (ii) 30,000 shares of Common Stock. On the next business day after the date an individual is appointed or elected as a non-employee director of the Company for the first time (the “Initial Award Date”), the non-employee director (A) will automatically receive an option to purchase a number of shares of Common Stock equal to the lesser of (i) $20,000 divided by the per share fair market value of such Common Stock on the Initial Award Date, or (ii) 30,000 shares, and a 30-day option to purchase a matching number of shares of Common Stock; and (B) may, at the discretion of the Board of Directors, receive (i) an option to purchase up to 50,000 shares of Common Stock and (ii) a 30-day option to purchase a matching number of shares of Common Stock. In the case of a non-employee director who is also appointed or elected as the Chairman of the Board for the first time, such Chairman of the Board will automatically receive a one-time grant of (A) an option to purchase a number of shares of Common Stock equal to the lesser of (i) $50,000 divided by the per share fair market value of such Common Stock on the Initial Award Date, or (ii) 70,000 shares of Common Stock, and (B) a 30-day option to purchase a matching number of shares of Common Stock. The price of an option is the fair market value of the Company’s Common Stock on the Award Date or Initial Award Date.

Our Articles of Incorporation, as amended, provide that we shall indemnify our executive officers and directors to the fullest extent permitted by law. We have also entered into an agreement with each of our directors and certain of our officers in which we have agreed to indemnify each of them to the fullest extent permitted by law.

EXECUTIVE COMPENSATION

Report on Executive Compensation

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might be incorporated by reference in future filings, including this Proxy Statement, in whole or in part, the following Report shall not be incorporated into any such filings.

Our executive compensation objective is to maximize shareholder value by attracting, rewarding and retaining highly qualified, productive and motivated individuals who will assist us in achieving our strategic plans and goals. The key components of our executive compensation are base salary, stock options and incentive bonuses.

The factors considered in setting base salaries include (but are not necessarily limited to) salaries paid to persons holding comparably-responsible positions at other similarly-situated companies; the applicable cost of living; the Company’s overall financial performance; the individual’s past performance and potential with the Company; and input from the Chief Executive Officer. The consideration of additional factors and the weight given to any particular factor are within the discretion of the Board of Directors.

The Board of Directors annually reviews and establishes base salaries, which the Board of Directors believes are at levels competitive with industry and regional pay practices and economic conditions. In determining appropriate salary levels, the Board of Directors considers the individual’s level and scope of responsibility and performance contributions, as well as internal and market comparisons. We award stock options under the 1998 Nonqualified Stock Option Plan. Options and cash bonuses are to reward executive officers for meeting certain performance criteria and achieving certain financial and operational goals. Payment of cash bonuses is also contingent upon the Company attaining certain levels of operating profitability.

Submitted by Board of Directors:
William E. Ladin, Jr.
Justin McClure
Troy LeMaile-Stovall
Ambassador John N. Palmer

Summary Compensation Table

The following table sets forth information regarding compensation paid to the Named Executive Officers for the fiscal periods indicated. No other executive officers were compensated over $100,000 in fiscal 2006.

		AnnualCompensation		LongTermCompensation
				Restricted	Stock	All Other
Name and Principal Position	Year	Salary	Bonus	Stock	Options	Compensation
William E. (Billy) Ladin, Jr.	2006	$200,000	—	—	—	—
Chairman of the Board	2005	200,000	—	—	—	—
and Chief Executive Officer	2004	150,769	—	—	—	—

Glen Glen Blackmon	2006	$103,846	—	—	—	—
President and Chief
Operating Officer
_____
(1) Mr. Blackmon was employed by the Company beginning October 11, 2005. Compensation is shown for the partial year’s service.

Option Grants in Fiscal 2006

There were no grants of stock options or freestanding stock appreciation rights to any of the Named Executive Officers in fiscal 2006.

Fiscal Year-End Option Values

The following table sets forth information regarding the value of stock options outstanding at June 30, 2006 held by each of the Named Executive Officers. No stock options were exercised by the Named Executive Officers in fiscal 2006.
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options as of June 30, 2006 (#)		Value of Unexercised In-the-Money Options as of June 30, 2006 ($)(1)

			Exercisable	Unexercisable	Exercisable	Unexercisable
William E. (Billy) Ladin, Jr.	—	—	22,500	—	—	—
_________
(1)
The value of the options is based on the difference between the option exercise prices and $0.35 (which was the closing sales price per share of the Common Stock on June 30, 2006 as reported on the OTCBB. As the option exercise price of $13.19 is greater than $0.35, the options had no value as of June 30, 2006. Mr. Ladin was granted this option on January 3, 2000.

Employment Contracts

There are no employment contracts with the Named Executive Officers.

Compensation Committee Interlocks and Insider Participation

During fiscal 2006, the entire Board of Directors conducted deliberations concerning executive officer compensation. Mr. Ladin, Chief Executive Officer and a Director, participated in this process. None of our executive officers currently serves on the compensation committee of another entity or any other committee of the board of directors of another entity performing similar functions. None of our executive officers currently serves as a director of another entity with an executive officer serving on the Board of Directors of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In August 2004 Marc Ladin, the son of our Chairman and Chief Executive Officer, was employed to serve as the Company’s Vice President-Marketing and Sales. Mr. Marc Ladin resigned that position in April 2005 and is no longer employed by the Company. During fiscal 2005, Mr. Marc Ladin was paid wages, tax expense and expense reimbursement of approximately $103,000.

We have a policy providing that all transactions between us and related parties are subject to approval by a majority of all disinterested directors and must be on terms no less favorable than those that could otherwise be obtained from unrelated third parties. There were no such transactions during fiscal 2006.

PRINICPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

UHY has billed us aggregate fees of approximately $80,000, and Deloitte has billed us aggregate fees of approximately $52,970 for professional services rendered for the audit of our financial statements for the year ended June 30, 2006 and for the reviews of our financial statements included in our Forms 10-QSB for that year. Fees for such audit services by Deloitte billed in fiscal 2005 were $125,000. In fiscal 2005 we paid Deloitte $3,900 for services related to a Form S-8 filed by the Company. We incurred no other fees to Deloitte or UHY  for audit or other services in fiscal years 2005 and 2006.

Audit Related Fees

There were no fees billed for audit-related services not disclosed in “Audit Fees” above.

Tax Fees

No tax fees were billed for services by the Company’s independent registered public accounting firm in fiscal years 2005 and 2006.

All Other Fees

No other fees were billed for services rendered by the Company’s independent registered public accounting firm for fiscal years 2005 and 2006.

Compatibility of Certain Fees with Independent Registered Public Accounting Firm’s Independence

The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any independent registered public accounting firm is approved. Such procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the auditor provides to the Company. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by UHY for the fiscal year ending June 30, 2007. Services which have not received pre-approval must receive specific approval of the Audit Committee. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee’s responsibilities to management. All of the audit services which were performed by UHY in fiscal 2006 were pre-approved by the audit committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and representations from certain reporting persons regarding their compliance with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% shareholders were complied with during the fiscal year ended June 30, 2006.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. Any proposal which a shareholder intends to present at next year’s annual meeting of shareholders must be received by us at our principal executive office not later than July 16, 2007, in order to be included in the proxy materials for such meeting. Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be received by us at our principal executive office no later than October 3, 2007. Such proposals should be sent to Internet America, Inc., Attention: Corporate Secretary, 10930 W. Sam Houston Pkwy., N., Suite 200, Houston, Texas, 77064.

OTHER MATTERS

As of the date of this Proxy Statement, we know of no other business to be presented for action at the Meeting. As to any business which would properly come before the Meeting, the Proxies confer discretionary authority in the persons named therein and those persons will vote or act in accordance with their best judgment with respect thereto.

MISCELLANEOUS

This solicitation of Proxies is being made by Internet America, Inc. All costs of solicitation of Proxies will be borne by us. In addition to solicitation by mail, our officers and employees may solicit Proxies by telephone or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and we may reimburse them for their out-of-pocket expenses incurred in connection therewith.

Our Annual Report to Shareholders, including financial statements for the fiscal year ended June 30, 2006, accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

By Order of the Board of Directors	/s/ JENNIFER S. LEBLANC
JENNIFER S. LEBLANC
Secretary

December 4, 2006
Houston, Texas

APPENDIX A

INTERNET AMERICA, INC.

Second Amended Audit Committee Charter
As adopted by the Board of Directors on September 16, 2002

This Charter shall be reviewed, updated and approved by the Board of Directors of Internet America, Inc. (the “Company”) on an annual basis or as the Board otherwise determines is appropriate. The Audit Committee shall submit this Charter to the Board for approval and have the Charter published at least every four years in accordance with the rules of the SEC from time to time in effect.

Role of the Audit Committee

The purpose of the Audit Committee of the Board of Directors is to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

Organization

The Audit Committee shall consist of at least two directors who are generally knowledgeable in financial and auditing matters, including at least one director with accounting or related financial management expertise. Each member of the Audit Committee shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the independence requirements for serving on audit committees as set forth in the Securities Exchange Act of 1934 (the “Exchange Act”) and in the corporate governance standards of any applicable stock exchange.

The Board of Directors shall appoint one member of the Audit Committee as Chairperson. The Chairperson shall be responsible for leadership of the Audit Committee, including preparing the agenda, presiding over the meeting, making assignments and reporting to the Board. The Chairperson will also maintain contact with the CEO, CFO, the lead independent audit partner and the director of internal audit, if any.

Meetings

Meetings shall be held at least once a year. Special meetings may be convened as required, and the internal auditors (if any) or the external auditors may convene a meeting if they consider that it is necessary. Otherwise, meetings shall be held at such time and place, and upon such notice, as the Chairperson may from time to time determine. Meetings of the Audit Committee may be in person or by conference call in accordance with the Bylaws of the Company. A quorum for any meeting will be a majority of the members, and action may be taken by approval of a majority of a quorum. The secretary of the Audit Committee will be the Company secretary, or such other person as is appointed by the Audit Committee. Except as specifically provided in this Charter, the provisions of the Bylaws of the Company with respect to committees of the Board of Directors shall apply to the Audit Committee.

Authority

The Audit Committee is empowered to investigate any matter brought to its attention that is within the scope of its responsibilities, with full power to retain, at the Company’s expense, outside counsel or other experts for this purpose. The Audit Committee may delegate to its Chairperson or any of its members the responsibility for any particular matter and may deem such persons’ actions to be the actions of the Audit Committee.

Responsibilities

•	The Company’s external auditors shall report directly to the Audit Committee.

•
The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the external auditors. In addition, the Audit Committee may nominate the external auditors to be proposed for shareholder approval in any proxy statement.

•
The Audit Committee shall review and confirm the independence of the external auditors by requiring that the external auditors submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the external auditors and the Company, engaging in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact their objectivity and independence, and taking appropriate action or recommending that the Board take appropriate action to ensure the independence of the external auditors.

•
Management is responsible for preparing the Company’s financial statements. The Company’s external auditors are responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter traditional responsibilities.

•
The Audit Committee is responsible for overseeing the external auditor relationship by discussing with the external auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Audit Committee and the Board to report on any and all appropriate matters.

•	The Audit Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

•	The Audit Committee should provide guidance and oversight to the internal audit activities of the Company, if any, including reviewing the organization, plans and results of such activities.

•
The Audit Committee is responsible for discussing with management, the internal auditors, if any, and the external auditors the quality and adequacy of the Company’s internal controls and determining improvements if necessary.

•
The Audit Committee shall meet with management and the external auditors to review and discuss the annual financial statements and the results of the annual audit prior to the release to the public of the results of operations for each fiscal year. These discussions shall include consideration of any significant changes to the Company’s accounting principles, the quality of the Company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on such review and discussion, the Audit Committee shall recommend to the Board whether the audited annual financial statements be included in the Company’s annual report on Form 10-KSB.

•
The Audit Committee shall review with management and the external auditors the quarterly financial information prior to the Company’s filing of Form 10-QSB. This review may be performed by the Audit Committee or its Chairperson.

•	The Audit Committee is responsible for discussing with management the status of pending litigation, taxation matters, compliance and other areas of oversight as may be appropriate.

•
The Audit Committee shall pre-approve all audit and non-audit services in accordance with the requirements of the Exchange Act. The Audit Committee may delegate authority to one member of the Audit Committee to grant preapprovals of de minimus non-audit services in accordance with the requirements of the Exchange Act.

•
The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee shall report its activities to the Board and prepare annually a report to shareholders as required by SEC rules to be included in the Company’s proxy statement.

•	The Audit Committee shall perform other oversight functions as requested by the Board.

Internet America, Inc.

[Name]
[Address]	Holder Account Number

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

[A] Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 - William E. (Billy) Ladin, Jr.	☐	☐

02 - John N. Palmer	☐	☐

[C] Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box

Date (mm/dd/yyyy)

Proxy - Internet America, Inc.

This Proxy is solicited on behalf of the Board of Directors

Proxy-Annual Meeting of Shareholders - January 5, 2007

The undersigned holder of Common Stock of Internet America, Inc. (“Internet America”) hereby appoints William E. Ladin, Jr. and Glen Blackmon, or either of them, proxy of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of Internet America to be held at 10:00 a.m. on Friday, the 5th of January 2007, at Internet America offices located at 10930 W. Sam Houston Pkwy., N., Suite 200, Houston, Texas, and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

In his discretion, the above named proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the director nominees named on the reverse side, or if either of the nominees becomes unavailable, FOR another nominee or nominees to be selected by the Board of Directors, and FOR ratification of the selection of auditors.

Please mark, sign, date and return in the enclosed envelope, which requires no postage if mailed in the United States.

(continued and to be signed on other side)